UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report: March 27, 2017
(Date of earliest event reported)

DARDEN RESTAURANTS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-13666

Florida	59-3305930
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)
1000 Darden Center Drive, Orlando, Florida 32837
(Address of principal executive offices, including zip code)
(407) 245-4000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 27, 2017, Darden Restaurants, Inc., a Florida corporation (the “Company”), and its newly formed and indirect wholly owned subsidiary, Continental Merger Sub, Inc., a Delaware corporation (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Cheddar’s Restaurant Holding Corp., a Delaware corporation (“Cheddar’s”), and Shareholder Representative Services LLC, as agent of the equityholders (the “Agent”). Pursuant to the Merger Agreement, Merger Sub will merge with and into Cheddar’s (the “Merger”), with Cheddar’s continuing after the Merger as the surviving corporation and as an indirect wholly owned subsidiary of the Company. The aggregate consideration payable to Cheddar’s equityholders in connection with the Merger is $780 million on a cash-free/debt-free basis, payable in cash, subject to customary adjustments. In addition, the Company will pay $10 million to Cheddar’s equityholders for certain transaction-related tax attributes of Cheddar’s and reimburse Cheddar’s equityholders for capital expenditures on new restaurants under development made prior to the completion of the Merger.

The Company and Cheddar’s have made customary representations and warranties in the Merger Agreement. Cheddar’s has also agreed to various covenants, including, among others things and subject to certain exceptions, to conduct its business in the ordinary course of business consistent with past practices between the execution of the Merger Agreement and the completion of the Merger and not to engage in certain transactions during such period.

The completion of the Merger is subject to certain conditions, including, among others, (i) approval by the holders of a majority of the voting stock of Cheddar’s, (ii) the expiration or termination of the applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) subject to certain materiality exceptions, the accuracy of the representations and warranties made by each of the Company and Cheddar’s, (iv) compliance in all material respects by the Company and Cheddar’s with their respective obligations under the Merger Agreement and (v) the absence of any change or effect that, individually or in the aggregate, has had a Material Adverse Effect (as defined in the Merger Agreement) on Cheddar’s.

The Merger is expected to be completed before the end of the Company’s fiscal fourth quarter.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Merger Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 2.1 and the terms of which are incorporated herein by reference.

The Merger Agreement has been included solely to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Cheddar’s or Merger Sub. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties in connection with negotiating the terms of the Merger Agreement; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors or security holders. Investors and security holders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Cheddar’s or Merger Sub or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures.

Item 2.02	Results of Operations and Financial Condition.

On March 27, 2017, the Company issued a news release entitled “Darden Restaurants Reports Fiscal 2017 Third Quarter Results and Increases Earnings Outlook for the Full Fiscal Year,” a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. In addition, the slide presentation accompanying the Company’s conference call will be posted on the Company’s website.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 2.02 in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as expressly set forth by specific reference in such filing.

Item 7.01	Regulation FD Disclosure.

The Company will host a conference call on March 28, 2017, at 8:30 a.m. Eastern Time to discuss certain financial and other information relating to the Merger and the Company’s Fiscal 2017 Third Quarter earnings results.

Also on March 27, 2017, the Company issued a news release entitled “Darden Restaurants Agrees to Acquire Cheddar’s Scratch Kitchen for $780 Million; Adds a Casual Dining Value Leader to Darden’s Portfolio of Differentiated Brands,” a copy of which is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference in its entirety into this Item 7.01.

As provided in General Instruction B.2 of Form 8-K, the information in this Item 7.01 in this Current Report on Form 8-K, including Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Current Report on Form 8-K shall not be deemed to be incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Information about Forward-Looking Statements

Forward-looking statements in this communication regarding the Company’s ability to close the transaction are made under the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Any forward-looking statements speak only as of the date on which such statements are first made, and the Company undertakes no obligation to update such statements to reflect events or circumstances arising after such date. The Company wishes to caution investors not to place undue reliance on any such forward-looking statements. By their nature, forward-looking statements involve risks and uncertainties that could cause actual results to materially differ from those anticipated in the statements.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description of Exhibit
2.1
Agreement and Plan of Merger dated March 27, 2017, among Darden Restaurants, Inc., Continental Merger Sub, Inc., Cheddar’s Restaurant Holding Corp. and Shareholder Representative Services LLC, as agent of the Equityholders.*

99.1	News release dated March 27, 2017, entitled “Darden Restaurants Reports Fiscal 2017 Third Quarter Results and Increases Earnings Outlook for the Full Fiscal Year.”
99.2
News release dated March 27, 2017, entitled “Darden Restaurants Agrees to Acquire Cheddar’s Scratch Kitchen for $780 Million; Adds a Casual Dining Value Leader to Darden’s Portfolio of Differentiated Brands.”

*Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DARDEN RESTAURANTS, INC.

By:	/s/ Ricardo Cardenas
Ricardo Cardenas
Senior Vice President and Chief Financial Officer
Date: March 27, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1
Agreement and Plan of Merger dated March 27, 2017, among Darden Restaurants, Inc., Continental Merger Sub, Inc., Cheddar’s Restaurant Holding Corp. and Shareholder Representative Services LLC, as agent of the Equityholders.*

99.1	News release dated March 27, 2017, entitled “Darden Restaurants Reports Fiscal 2017 Third Quarter Results and Increases Earnings Outlook for the Full Fiscal Year.”
99.2
News release dated March 27, 2017, entitled “Darden Restaurants Agrees to Acquire Cheddar’s Scratch Kitchen for $780 Million; Adds a Casual Dining Value Leader to Darden’s Portfolio of Differentiated Brands.”

*Certain schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of such schedules and exhibits, or any section thereof, to the Securities and Exchange Commission upon request.

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